Third Quarter 2008
Operational Update
Fred Barrett
Chairman and CEO
Fred Barrett
Chairman and CEO
Joe Jaggers
President and COO
Joe Jaggers
President and COO
Bob Howard
CFO and Treasurer
Bob Howard
CFO and Treasurer
Neely 13H flare, Paradox Basin, Colorado Neely 13H flare, Paradox Basin, Colorado
1099
18th
Street, Suite 2300    Denver, Colorado 80202 303.312.8155, fax 303.291.0420     www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Jennifer Martin    jmartin@billbarrettcorp.com
November 5, 2008
Exhibit 99.2

Forward – Looking and Other Cautionary Statements
Forward – Looking and Other Cautionary Statements
This presentation, and the conference call to which it relates, contains forward-looking statements, including statements regarding projected results and future events. In particular the Company is: confirming and updating 2008 full year guidance, which contains projections for certain 2008 operational and financial results; providing forward-looking statements regarding the Company’s 2009 capital expenditure program and operations plan; and announcing preliminary results from the Paradox shale gas prospect, including the potential to produce natural gas and condensate from the area in 2009. These forward-looking statements are based on management’s judgment as of this date and include certain risks and uncertainties. Please refer to the Company’s Annual Report on Form 10-K for the year-ended December 31, 2007, filed with the
Securities and Exchange Commission on February 27, 2008, and other filings with the SEC, for a description of certain risk factors. Actual results may differ materially from Company projections and can be affected by a variety of factors outside the control of the Company including, among other things, exploration drilling and test results, transportation, processing, availability and costs of financing to fund the
Company’s operations, the ability to receive drilling and other permits and regulatory approvals, availability of third party gathering, market conditions, oil and gas price volatility, risks related to hedging activities including counterparty viability, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, governmental regulations and other factors discussed in the Company’s reports filed with the
SEC. The Company encourages readers to consider the risks and uncertainties associated with projections.
In addition, the Company assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances.

Key Messages
Key Messages
EXPLORATION SUCCESS
Yellow Jacket shale gas discovery
Sizable, controlling acreage position
DEVELOPMENT PERFORMANCE
Record production
Operating efficiencies
FINANCIAL STRENGTH
$419 million dry powder
Diversified and reliable banking syndicate
15%+ growth 2009 living within cash flow
Sizable hedge positions with diversified and reliable
counterparties
Fred Barrett – Chairman and CEO

3
rd
Quarter/ YTD Highlights
3
rd
Quarter/ YTD Highlights
Record third quarter and YTD results
Production growth, up 30% year to date
Discretionary cash flow up 83% year to date
Net income up, EPS up 305% year to date
Strong operating margin
Average realized price in 3Q $7.86/Mcfe – in the Rockies
Discretionary cash flow per Mcfe in 3Q $5.39
Well positioned for 2009
Strong liquidity
Align capex with cash flow and achieve double digit growth
60 Bcfe hedged at $7.17/MMBtu (or $$7.89/Mcfe) & $81.79/bbl
Bob Howard – CFO and Treasurer

3
rd
Quarter Results
3
rd
Quarter Results
3Q '08 3Q '07 Variance 2Q '08 Variance
Production (Bcfe)
19.6 14.7 33% 19.2 2%
Discretionary cash flow*
-in millions $105.6 $54.7 93% $108.3 -2%
-per diluted share $2.34 $1.23 90% $2.50 -6%
-per mcfe $5.39 $3.66 47% $5.90 -9%
Net Income
-in millions $36.1 $0.2 NM $34.0 6%
-per diluted share $0.80 $0.01 NM $0.75 7%
Per Mcfe
-Realized price (including hedge effects) $7.86 $5.58 41% $8.31 -5%
-LOE $0.64 $0.67 -4% $0.55 16%
-Gathering and transportation expense $0.52 $0.33 58% $0.53 -2%
-Production taxes $0.69 $0.29 138% $0.71 -3%
-G & A (excluding stock based comp)* $0.50 $0.52 -4% $0.51 -2%
-Depreciation, depletion and amortization $2.53 $2.92 -13% $2.56 -1%
* Non-GAAP measure reconciled to GAAP in the earnings release
  (Unaudited)
Sequential Year over Year
Bob Howard – CFO and Treasurer

Yellow Jacket Project
Yellow Jacket Project
2007
Three vertical wells drilled and cored - encouraging results
2008
Koskie-Bromley 3H-27 (horizontal) – 5.7 MMcf/d
Neely 3H-7 (horizontal) – 3.1 MMcf/d
East Doe (vertical), cored, initial results positive
Koskie-Bromley 15-H (horizontal) – drilling at kick-off point
2009
Additional delineation drilling – up to seven wells
Extended production testing – through two temporary NWPL taps
Construction of a processing plant – initial capacity 50 MMcf/d
Joe Jaggers – President and COO

Delineation and Exploration Update
Delineation and Exploration Update
Paradox Basin, Colorado – Green Jacket / Salt Flank
Green Jacket – expect to spud during November
Salt Flank – drilled and cased, completion mid-2009
Uinta Basin, Utah – Hook
Drilled 1
st
Manning Canyon shale test well; initial core results encouraging
Currently drilling 1
st
Juana Lopez well
Wind River Basin, Wyoming – Cave Gulch
CG 31-32, completed in Muddy and Lakota at 1 MMcf/d; recomplete to
Frontier mid-November
Currently drilling the Bullfrog 23-6 at 15,000’
Montana Overthrust, Montana – Circus
Completed 1
st
of 4 wells drilled during 2008, producing 500 Mcf/d;
other completions planned for 2009
Bighorn Basin, Wyoming – Red Point
Expected spud end of November; Fort Union test
Joe Jaggers – President and COO

Development Update
Development Update
Uinta Basin, Utah – West Tavaputs
Three shallow rigs operating; plan to be at one at year-end
EIS ROD expected Jan 2009
Currently producing 71 MMcfe/d (net)
Forecast 2008 exit rate approximately 76 MMcfe/d (net)
Piceance Basin, Colorado – Gibson Gulch
Four rigs operating; plan to be at two at year-end
Currently producing 87 MMcfe/d (net)
Forecast 2008 exit rate approximately 96 MMcfe/d (net)
Powder River Basin, Wyoming – CBM
Two rigs operating
Currently producing 24 MMcfe/d (net)
New production in 3Q from Pumpkin Creek and Willow Creek
Forecast 2008 exit rate approximately 27 MMcfe/d (net)
Uinta Basin, Utah – Blacktail Ridge/ Lake Canyon
One rig operating
Currently producing 4 MMcfe/d (net)
Joe Jaggers – President and COO